Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Carol E. Cotton, Senior Vice-President of Millar Western Forest Products Ltd. (the "Company"), certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Company's annual report on Form 20-F for the fiscal year ended December 31, 2013 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 5, 2014

/s/ Carol E. Cotton
Carol E. Cotton
Senior Vice-President